Exhibit 10.25

MASTER CUSTODIAL AGREEMENT

Dated as of December 20, 1999

COLONIAL BANK
as Lender

and

CRESCENT MORTGAGE SERVICES, INC.
as Borrower

and

THE BANK OF NEW YORK
as Custodian

i

ii

EXHIBITS

EXHIBIT A	Lender’s Wire Transfer Instructions

EXHIBIT B	Notices

EXHIBIT C	Authorized Persons

iii

MASTER CUSTODIAL AGREEMENT

               This MASTER CUSTODIAL AGREEMENT (this “Custodial Agreement”) dated the date set forth on the cover page hereof, by and among COLONIAL BANK, an Alabama banking corporation (“Lender”), CRESCENT MORTGAGE SERVICES, INC., a Georgia corporation (“Borrower”), and THE BANK OF NEW YORK, a New York banking corporation (“Custodian”).

R E C I T A L S

               WHEREAS, Lender has made available the Line of Credit to Borrower pursuant to the terms and conditions set forth in that certain Mortgage Warehouse Loan and Security Agreement, dated as of December 20, 1999, by and between Lender and Borrower (as the same may be modified, amended, supplemented or restated from time to time, the “Warehouse Agreement”); and

               WHEREAS, Borrower is required under the Warehouse Agreement, upon request of Lender, to establish and maintain a pledged securities custodial account with Lender or such other party as Lender may direct (the “Custodial Account”) for the purpose of holding all Mortgage-Backed Securities issued by FHLMC or FNMA or guaranteed by GNMA that are backed by Mortgage Loans previously pledged by Borrower to Lender; and

               WHEREAS, with regard to Mortgage-Backed Securities that are not represented by a certificate (i.e., Book-Entry MBS, as herein defined), the Warehouse Agreement contemplates that Lender will (i) maintain in its name with the Participants Trust Company (the “PTC”), or with a participant of the PTC if Lender is not a participant of the PTC, an account, into which each GNMA Book-Entry MBS pledged by Borrower to Lender shall be initially deposited or credited when issued, and (ii) maintain in its name with a Federal Reserve Bank separate securities accounts into which each FHLMC or FNMA Book-Entry MBS pledged by Borrower to Lender shall be entered when issued; and

               WHEREAS, all Mortgage-Backed Securities pledged by Borrower to Lender will be Book-Entry MBS; and

               WHEREAS, for purposes of the foregoing, Lender and Borrower have requested Custodian to act, in accordance with the terms of this Custodial Agreement, as Lender’s agent and bailee for purposes of establishing the Custodial Account (including, the required PTC and Federal Reserve Bank accounts) and holding such Mortgage-Backed Securities delivered to Custodian from time to time until possession and custody of such Mortgage-Backed Securities have been delivered to Approved Investors as provided herein; and

               NOW THEREFORE, the parties to this Custodial Agreement hereby agree as follows:

Section 1.         Definitions.

               As used in this Custodial Agreement, the following terms shall have the following meanings:

               “Agency”: FHLMC, FNMA or GNMA, as applicable.

               “Approved Investor”: FNMA, FHLMC, GNMA or any other Person listed from time to time on Schedule 1 attached to the Warehouse Agreement.

               “Book-Entry MBS” shall mean a Mortgage-Backed Security (a) that is not represented by an instrument (other than the physical security issued to GNMA’s nominee, MBSCC & Co., evidencing a GNMA Mortgage-Backed Security) and (b) the ownership and transfer of which are entered upon books maintained for that purpose by a depository.

               “Business Day”: Any day other than (a) a Saturday, Sunday, (b) a day on which banking institutions in The City of New York or in Jacksonville, Florida are authorized or obligated by law to be closed or (c) a day on which Lender is closed for business.

               “Custodial Agreement”: This Master Custodial Agreement and all modifications, amendments, supplements and restatements hereof.

               “Custodian”: The Bank of New York, a New York banking corporation, and its successors under this Custodial Agreement.

               “Investor Commitment”: With respect to any specified aggregate amount of Mortgage-Backed Securities owned by Borrower and of the type specified in the commitment, a bona fide current, unfilled and unexpired commitment of an Approved Investor, issued in favor of and owned by Borrower, under which such Approved Investor agrees to purchase such specified aggregate amount of Mortgage-Backed Securities at a specified price, which commitment is not subject to any term or condition that is not customary in commitments of like nature or that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

               “Mortgage-Backed Security” shall mean (a) a security guaranteed by GNMA that represents interests in a pool of Mortgage Loans (which Mortgage Loans were included at any time in “Collateral” under the Warehouse Agreement), or (b) a security issued by FNMA or FHLMC that represents interests in such a pool. Each Mortgage-Backed Security shall be a Book-Entry MBS, unless otherwise approved by Lender in writing. The particular Agency Mortgage-Backed Security for the relevant Agency is alternatively referred to as: “GNMA Securities” (in the case of GNMA), “FNMA Securities” (in the case of FNMA) and “FHLMC Securities” (in the case of FHLMC).

               “Mortgage Loan” shall mean a one-to-four family, residential real estate loan secured by a lien on the real property (and improvements) encumbered pursuant to a Mortgage Loan.

               “Person”: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

               “Settlement Date”: As to a given Transaction, the date of Borrower’s sale and the Approved Investor’s purchase of the designated Mortgage-Backed Securities, as evidenced by the Approved Investor’s payment to Custodian of the Settlement Proceeds.

               “Settlement Price”: The consideration to be paid by the Approved Investor for the purchase of the designated Mortgage-Backed Securities as set forth in the applicable Investor Commitment.

               “Settlement Proceeds”: The cash payment of the Settlement Price by the Approved Investor for the purchase of the designated Mortgage-Backed Securities as set forth in the applicable Investor Commitment.

               “Transaction”: The issuance and delivery of a Mortgage-Backed Security to an Approved Investor under an Investor Commitment.

               Initially capitalized terms contained but not defined herein shall have the respective meanings set forth or incorporated by reference in the Warehouse Agreement.

Section 2.        Appointment of Custodian; Custodial Account.

               (a)     Lender, with the consent and approval of Borrower, hereby appoints Custodian, and Custodian hereby accepts its appointment, to act as bailee of, and custodian for, Lender for the purpose of establishing and maintaining the Custodial Account, taking custody of and holding in such Custodial Account all Mortgage-Backed Securities and remitting Settlement Proceeds in accordance with the terms hereof.  In such capacity, Custodian hereby is authorized to take such action as an agent on Lender’s behalf and to exercise such powers under this Custodial Agreement with regard to the Mortgage-Backed Securities as are specifically delegated to Custodian by the terms hereof, together with such other powers as are reasonably incidental thereto.

               Custodian’s appointment as bailee of, and custodian for, Lender with respect to a particular Mortgage-Backed Security shall terminate upon receipt of the Settlement Proceeds by Lender for such Mortgage-Backed Security from Custodian as set forth in Section 4(d) hereof.

               (b)     The Custodial Account shall be a “no access” account to Borrower maintained in Custodian’s or nominee name (as bailee, and custodian for, Lender) for the benefit of Borrower. Lender shall have exclusive control over the disposition of all Mortgage-Backed Securities held in the Custodial Account, and Borrower shall not have any right to transfer, trade or otherwise direct the disposition of such Mortgage-Backed Securities, except as otherwise specifically set forth herein.

               Borrower confirms and Custodian acknowledges that Borrower has granted to Lender a security interest in and lien upon the Custodial Account and in any and all Mortgage-Backed Securities at any time held therein or credited thereto as collateral security for the Obligations. Lender shall hold its security interests in and liens upon the Custodial Account and all Mortgage-Backed Securities at any time held therein or credited thereto with all rights of a secured party under the Florida Uniform Commercial Code and other applicable Florida or federal law. In the event Custodian receives written notice or has actual knowledge of a lien subject or security interest in favor of a Person other than Lender with respect to any Mortgage-Backed Security at any time held in or credited to the Custodial Account, Custodian shall promptly deliver to Lender, via facsimile, a copy of the document which provided notice to Custodian of such lien or security interest.

Section 3.        Delivery of Mortgage-Backed Securities.

               Upon issuance of a Mortgage-Backed Security, Borrower shall deliver, or cause the applicable Agency to deliver, such Mortgage-Backed Security to Custodian. All such Mortgage-Backed Securities shall be credited “free” when issued to Custodian on behalf of Lender. Custodian shall maintain all such Mortgage-Backed Securities as depository (i) in the case of FHLMC or FNMA Securities, in one of its book-entry accounts with a Federal Reserve Bank or (ii) in the case of GNMA Securities, with the Participants Trust Company (“PTC”) or its nominee, MBSCC & Co., subject to a registered pledge to Lender in order to perfect, protect and maintain the valid, first priority security interest of Lender in the Book-Entry MBS. Neither the Custodial Account nor any Federal Reserve or PTC account maintained as part of such Custodial Account shall at any time be subject to a lien or security interest in favor of Custodian, any Federal Reserve Bank, the PTC or anyone benefitting through Custodian, such Federal Reserve Bank or the PTC.

Section 4.        Release of Mortgage-Backed Securities.

               (a)     In all circumstances, possession, maintenance and transfer of Mortgage-Backed Securities in, to and from the Custodial Account and each of the other accounts referenced in Section 3 hereof which are maintained as part of such Custodial Account shall be under the sole and exclusive control of Lender, and Borrower shall have no access to such accounts, except as otherwise specifically set forth herein.

               (b)     Upon written request of Borrower, Lender from time to time shall arrange with Custodian for the transfer of such Mortgage-Backed Securities to an Approved Investor (including any of the Agencies), or the nominee thereof, in accordance with the term of any applicable Investor Commitment, trade or settlement. Borrower shall provide Lender with written designation of such purchasers and Approved Investors, together with the appropriate instructions for crediting such purchasers’ and investors’ respective accounts.  In addition to such other information as may be appropriate, such written designation and instructions shall indicate the Mortgage-Backed Securities to be sold, the name and address of the Approved Investor, and the preferred method of delivery and the date of desired delivery. Upon receipt of such written designation from Borrower, Lender shall authorize and direct Custodian to deliver such Mortgage-Backed Securities to the Approved Investor in accordance with such instructions.  All deliveries of Mortgage-Backed Securities to such Approved Investors shall be made only “against payment” by such Approved Investors to Custodian.

               Notwithstanding the foregoing, in lieu of the foregoing procedure, Lender, in its sole discretion, may authorize Custodian to accept such written designation and instructions directly from Borrower and to act in accordance therewith; provided, however, as set forth above, all deliveries of Mortgage-Backed Securities to such Approved Investors shall be made only “against payment” by such Approved Investors to Custodian and Borrower shall not be permitted to change this payment procedure.

               (c)     Custodian will make arrangements for delivery of the Mortgage-Backed Securities to the Approved Investor for receipt by such appropriate party on (i) the Business Day following the date of receipt by Custodian of the written designation and instructions contemplated by subsection (b) above of this Section 4, if received by Custodian and telephonically confirmed by Lender or Borrower, as applicable by 12:00 noon, eastern time or such other time acceptable to Lender, Borrower and Custodian or (ii) on the second Business Day following the date of receipt by Custodian of such written designation and instructions in all cases not meeting the requirements set forth in clause (i) above.

               (d)     Promptly upon receipt of Settlement Proceeds, but in no event later than one (1) Business Day after the Settlement Date, Custodian shall wire transfer such Settlement Proceeds to Lender in accordance with Lender’s wire transfer instructions set forth on Exhibit A hereto. Until remitted to Lender, all such Settlement Proceeds shall be invested as directed in writing by Lender in overnight obligations fully guaranteed by the U.S. Government and income earned thereon shall be credited to the Custodial Account and remitted by Custodian to Lender when received.

               (e)     For each month in which the Custodian holds Mortgage-Backed Securities hereunder Custodian shall deliver to Lender via first-class mail within ten (10) Business Days following the applicable month end, a monthly statement showing activity in the Custodial Account for such month. In addition, upon Lender’s request from time to time, Custodian shall deliver to Lender, via facsimile or overnight delivery, (i) a schedule of Mortgage-Backed Securities held by or under the control of Custodian, and (ii) a “shipped not paid” report which shall reflect any Mortgage-Backed Securities which have been shipped to an Approved Investor but for which Custodian has not received the Settlement Proceeds.

Sections.5.      Further Obligations of Custodian.

               (a)     Custodian shall maintain continuous custody of all Mortgage-Backed Securities in secure facilities in accordance with customary standards for such custody and shall reflect in its records the secured interest of Lender therein.

               (b)     Custodian shall exercise reasonable care in the custody and preservation of the Mortgage-Backed Securities in its possession to the extent required by applicable statutes and in any event shall be deemed to have exercised reasonable care if it (i) takes such action for that purpose as Lender shall reasonably request in writing (but no omission to comply with any request of Lender shall of itself be deemed a failure to exercise reasonable care), or (ii) exercises at least the same degree of care as it would exercise with respect to a like transaction in which it acts in a similar capacity.

               (c)     Custodian shall (i) act exclusively as the bailee of, and custodian for Lender, (ii) hold all Mortgage-Backed Securities received by in Custodian or nominee name (as bailee of, and custodian for, Lender) for the benefit of Borrower, and (iii) make disposition thereof only in accordance with the terms of this Custodial Agreement or with written instructions furnished by Lender; provided however, that in the event of a conflict between the terms of this Custodial Agreement and the written instructions of Lender, Lender’s written instructions shall control.

Section 6.        Obligations of Custodian With Respect to Investor Commitments.

               (a)     Borrower, with the consent and approval of Lender, hereby authorizes and directs Custodian to sign and deliver on behalf of Borrower the Mortgage-Backed Securities and all related documents in connection with the sale and transfer of Mortgage-Backed Securities held by Custodian to an Approved Investor in accordance with the written designation and instructions provided in Section 4 hereof. In connection with the foregoing, Borrower hereby constitutes and appoints Custodian and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time, for the purpose of executing and delivering such Mortgage-Backed Securities and related documents, and taking any other action to be taken by Custodian on behalf of Borrower in connection therewith. This power of attorney may not be revoked by Borrower without the prior written approval of Lender. Custodian will ensure that the relevant Transaction documents will list Lender, care of Custodian, as the .party to receive the Settlement Proceeds, and that such instructions will not be changed.

               (b)     Lender hereby authorizes and directs Custodian to sign the release of security interest on behalf of Lender, provided that in connection with such release Lender is indicated as the party to receive the Settlement Proceeds from the Approved Investor, and that such instructions will not be changed. In connection with the foregoing, Lender hereby constitutes and appoints Custodian and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Lender and in the name of Lender or in its own name, from time to time, for the purpose of executing and delivering the documents listed in the preceding sentence, and taking any other action to be taken by Custodian on behalf of Lender in connection therewith. This power of attorney may be revoked by Lender upon written notice to Custodian.

Section 7.        Custodial Fees.

               It is understood that Custodian or its successor will charge such fees and expenses for its services hereunder as set forth in a separate agreement between Custodian and Lender, the payment of which shall be the sole obligation of Borrower.

Section 8.        Resignation of Custodian; Termination.

               (a)     Custodian may at any time resign and terminate its obligations under this Custodial Agreement upon at least 60 days’ prior written notice to Lender and Borrower.  Promptly after receipt of notice of Custodian’s resignation, Lender may appoint (with the approval of Borrower which shall not be unreasonably withheld), by written instrument, a successor custodian.   One original counter part of such instrument of appointment shall be delivered to each of Borrower, Custodian and the successor custodian.

               (b)     In the event of such resignation or removal, Custodian shall promptly transfer to the successor custodian, as directed in writing, all of the Mortgage-Backed Securities being held by or under the control of Custodian under this Custodial Agreement. The cost of the transfer of all such Mortgage-Backed Securities arising out of the resignation of Custodian shall be at the expense of Custodian.

Section 9.        Removal of Custodian.

               Lender may remove and discharge Custodian from the performance of its duties under this Custodial Agreement with respect to some or all of the Mortgage-Backed Securities by written notice from Lender to Custodian with a copy to Borrower. In the event that Lender removes Custodian from the performance of its duties under this Custodial Agreement with respect to all of the Mortgage Loans, Lender may, in its sole discretion, either appoint a successor Custodian to act on behalf of Lender by written instrument, or terminate this Custodial Agreement. In the event of any such new appointment, Custodian shall promptly transfer to the successor Custodian, as directed, the Mortgage-Backed Securities being administered under this Custodial Agreement at the expense of Borrower.

               In the event of any such resignation or termination of this Custodial Agreement, Custodian shall follow the reasonable instructions of Lender (with the approval of Borrower which shall not be unreasonably withheld) for the disposition of the Mortgage-Backed Securities. Notwithstanding the foregoing, in the event that Lender terminates this Custodial Agreement with respect to some, but not all, of the Mortgage-Backed Securities, this Custodial Agreement shall remain in full force and effect with respect to any Mortgage-Backed Securities for which this Custodial Agreement is not terminated hereunder. In addition, Lender and Custodian may, at the sole option of Lender, enter into a separate custodial agreement which shall be mutually acceptable to the parties with respect to any or all of the Mortgage-Backed Securities with respect to which this Custodial Agreement is terminated.

Section 10.        Notices.

              All written communications hereunder shall be delivered or faxed to Lender, Borrower and/or Custodian, as applicable, as indicated on Exhibit B, or at such other address as designated by such party in a written notice to the other parties. All such communications shall be effective when delivered.

Section 11.       Custodian Representations.

               Custodian (and any successor custodian as of the appointment of such custodian) hereby represents and warrants as of the date hereof and for so long as this Custodial Agreement remains in force and effect that:

               (a)      Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Custodial Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Custodial Agreement;

               (b)     no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Custodial Agreement;

               (c)     this Custodial Agreement has been duly executed and delivered on behalf of Custodian and constitutes a legal, valid and binding obligation of Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law);

               (d)     Custodian is qualified to act as a custodian for the related Agency;

               (e)     Custodian will not assert any lien, claim or adverse interest against the Custodial Account or the Mortgage-Backed Securities at any time held by or under the control of Custodian; and

               (f)     Custodian will maintain at all times insurance policies for fidelity, document theft, forgery, and errors and omissions in amounts and with standard coverage as is customary for insurance typically maintained by banks that act as custodians and with insurance companies reasonably acceptable to Lender.

Section 12.      No Adverse Interest of Custodian.

               By execution of this Custodial Agreement, Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage-Backed Security, and hereby waives and releases any such interest which it may have in any Mortgage-Backed Security as of the date hereof. Neither the Custodial Account nor the Mortgage-Backed Securities shall be subject to any security interest, lien or right to set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Custodial Account or the Mortgage-Backed Securities.

Section 13.      Concerning Custodian.

               (a)     Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages,  liabilities or claims, including attorneys’  and accountants’  fees (collectively, “Losses”) incurred by or asserted against Lender or Borrower, except those Losses arising out of the negligence or willful misconduct of Custodian. Custodian shall have no obligation hereunder for Losses which are sustained or incurred by reason of any action or inaction by the book-entry system or any depository, unless such action or inaction is caused by the negligence or willful misconduct of Custodian. With respect to any Losses incurred by Lender or Borrower as a result of the acts or the failure to act by any subcustodian, Custodian shall take appropriate action to recover such Losses from such subcustodian, and Custodian’s sole responsibility and liability to Lender or Borrower shall be limited to amounts so received from such subcustodian (exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable for special, indirect or consequential damages or lost profits or loss of business, arising in connection with this Custodial Agreement.

               (b)     Custodian shall be under no obligation to inquire into, and shall not be liable for, the validity of any Mortgage-Backed Securities purchased or sold by Lender or Borrower, the legality of their purchase or sale, the propriety of the amount paid therefor upon purchase or sale, or any actions of third parties with respect to the negotiability of Mortgage-Backed Securities.

               (c)     Custodian may, with respect to questions of law specifically regarding the Custodial Account, obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice, so long as Lender or Borrower has been advised and has approved. In the event of a dispute, Custodian may resign without recourse.

               (d)     Custodian shall be under no obligation to take action to collect any amount payable on Mortgage-Backed Securities in default, or if payment is refused after due demand and presentment.

               (e)     Custodian shall be entitled to rely upon any written instruction (including via facsimile) actually received by Custodian and reasonably believed by Custodian to be duly authorized and delivered.

               (f)     It is understood that Custodian is authorized to supply any information regarding the Custodial Account which is required by any law or governmental regulation now or hereafter in effect, including, but not limited to, valid discovery requests.

               (g)     Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Custodial Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God, earthquakes, fires, floods, wars, civil or military disturbances, sabotage, epidemics, riots, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service, accidents, labor disputes, acts of civil or military authority or governmental actions; provided, however, that Custodian shall use its best efforts to resume performance as soon as possible.

               (h)     Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Custodial Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Custodial Agreement.

Section 14.       Reliance of Custodian.

               In the absence of bad faith on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to Custodian, reasonably believed by Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement.

Section 15.      Term of Agreement.

               This Custodial Agreement shall continue to be in effect until terminated in accordance with its terms.

Section 16.      Authorizations.

               Any of the persons whose signatures and titles appear on Exhibit C are authorized, acting singly, to act for Lender, Borrower or Custodian, as the case may be, under this Custodial Agreement. The parties may change the information on Exhibit C from time to time but each of the parties shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

Section 17.     Amendments.

               This Custodial Agreement may be amended from time to time only by written agreement of Lender, Borrower and Custodian.

Section 18.     Severability.

               If any provision of this Custodial Agreement is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Custodial Agreement shall be enforced to the fullest extent required by law.

Section 19.     Binding Effect; Governing Law.

               This Custodial Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns provided, however, that neither Borrower nor Custodian may assign this Custodial Agreement or any of its rights or obligations hereunder except with the prior written consent of Lender. This Custodial Agreement shall be construed in accordance with, and governed by the law of the State of Florida, without giving effect to the conflict of law principles thereof.

Section 20.     Waiver of Jury Trial.

               Lender, Borrower and Custodian each irrevocably agrees to waive its right to a jury trial in any action or proceeding against it arising out of, or related in any manner to, this Custodial Agreement or any related agreement.

Section 21.      Counterparts.

               This Custodial Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

Section 22.      Survival.

               Notwithstanding Sections 2 and 8 hereof, the provisions of Sections 11 and 13 hereof shall survive any termination of this Custodial Agreement in whole or in part.

Section 23.      Cumulative Rights.

               The rights, powers and remedies of Custodian and Lender under this Custodial Agreement shall be in addition to all rights, powers and remedies given to Custodian and Lender by virtue of any statute or rule of law, the Warehouse Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender’s rights in the Mortgage-Backed Securities.

Section 24.       Effectiveness.

               This Custodial Agreement shall not become effective until the date on which each of Lender and Borrower shall have delivered an executed counterpart of this Custodial Agreement to Custodian, and Custodian shall have accepted same by execution hereof.

[The remainder of this page is intentionally left blank.]

               IN WITNESS WHEREOF, the parties have signed this Custodial Agreement as of the date and year first above written.

COLONIAL BANK, as Lender

By:	/s/ AMY J. NUNNELEY

Name:	Amy J. Nunneley

Title:	Senior Vice President

CRESCENT MORTGAGE SERVICES, INC.,
as Borrower

By:	/s/ ROBERT C. KENKNIGHT

Name:	Robert C. KenKnight

Title:	President

THE BANK OF NEW YORK, as Custodian

By:	/s/ SHARON L. ATKINSON

Name:	SHARON L. ATKINSON

Title:	AGENT

EXHIBIT A

Lender’s Wire Transfer Instructions

Colonial BHAM
201 East Pine Street
Orlando, FL 32801
ABA #0620-0131-9
for credit to the Investor Funding Account of
CRESCENT MORTGAGE SERVICES, INC.
Account No. 8027625246

EXHIBIT B

Notices

Lender:

Colonial Bank
Mortgage Warehouse Lending Division
201 East Pine Street
Suite 730
Orlando, Florida 32801
Attn.: Laura Dawkins or Theresa Hawkins
Telephone: (407) 835-6625 or 835-6626
Telecopy No.: (407) 245-7974

Borrower:

Crescent Mortgage Services, Inc.
115 Perimeter Center Place, Suite 285
Atlanta, Georgia 30346
Attn.: Mr. Michael Leddy
Telephone: 770-392-1611
Telecopy: 770-677-7992

Custodian:

The Bank of New York
Attn: Sharon Atkinson
10161 Centurion Parkway
Jacksonville, FL 32256
Telephone: (904) 645-1991
Telecopy: (904) 645-1998 or 1997

EXHIBIT C

Authorized Persons

Lender:
Name	Title	Signature

Catherine L. Kissick	Sr. Vice President	/s/ CATHERINE L. KISSICK

Amy J. Nunneley	Sr. Vice President	/s/ AMY J. NUNNELEY

Joyce A. Shultz	Vice President	/s/ JOYCE A. SHULTZ

Michelle L. Carroll	Asst. Vice President	/s/ MICHELLE L. CARROLL

Laura N. Dawkins	Asst. Vice President	/s/ LAURA N. DAWKINS

Theresa Hawkins	Asst. Vice President	/s/ THERESA HAWKINS

Rebecca J. Mueller	Officer	/s/ REBECCA J. MUELLER

Borrower:

Name	Title	Signature

Robert C. KenKnight	President	/s/ ROBERT C. KENKNIGHT

Michael Leddy	Executive Vice President	/s/ MICHAEL LEDDY

Patricia J. Anthony	Vice President	/s/ PATRICIA J. ANTHONY

Custodian:

Name	Title	Signature

Sharon L. Atkinson	Agent	/s/ SHARON L. ATKINSON

Sheryl Lear	Agent	/s/ SHERYL LEAR

Patrick L. Teague	Agent	/s/ PATRICK L. TEAGUE

Janalee R. Scott	Agent	/s/ JANALEE R. SCOTT

Ethel White	Agent	/s/ ETHEL WHITE

Barbara Buck	Agent	/s/ BARBARA BUCK

[LOGO OF THE BANK OF NEW YORK]

Securities Processing Services

THE BANK OF NEW YORK
Schedule of Fees for Custodial Services

COLONIAL BANK

ACCEPTANCE FEE:	WAIVED

ANNUAL ADMINISTRATION FEE:	$1,000.00
Payable annually in advance per account established. Covers normal duties related to account administration.

SECURITY TRANSACTIONS, EACH:	$25.00

WIRE TRANSFERS, EACH:	$10.00

OUT-OF-POCKET EXPENSES:	AT COST

EXTRAORDINARY SERVICES:
The charges for performing services not contemplated at the time of the execution of the Agreement or not specifically covered elsewhere in this schedule will be determined by appraisal in amounts commensurate with the service to be provided. In addition, initial and/or ongoing fees and expenses of our counsel, if any, shall be reimbursable at cost. The Bank of New York’s final account acceptance is subject to the full review of all documentation related hereto, and standard conflict procedures.

DATED: June 21, 1999

[LOGO OF COLONIAL BANK]

COLONIAL BANK

CUSTODIAL AGREEMENT

December 20, 1999

Federal Home Loan Bank of Atlanta
1475 Peachtree Street NE
Atlanta, Georgia 30309

Crescent Mortgage Services, Inc.
115 Perimeter Center Place, Suite 285
Atlanta, Georgia 30346
Attn: Mr. Michael Leddy

Re:

Mortgage Warehouse Loan and Security Agreement by and between Colonial Bank, as lender (“Colonial”); Crescent Mortgage Services, Inc., as borrower (“Crescent”); and Federal Home Loan Bank of Atlanta, as custodian (“Custodian”)

Ladies and Gentlemen:

                    This letter is written to confirm the agreement which has been reached with respect to handling and processing of certain hereinafter defined collateral (“Collateral”) which secures the obligations of Crescent under that certain Mortgage Warehouse Loan and Security Agreement dated December 20, 1999, entered into by and between Colonial and Crescent (as the same may be amended from time to time, hereinafter the “Loan Agreement”), some of which Collateral is handled by Custodian in its capacity as custodian of certain Mortgage Documents (as hereinafter defined) delivered by Crescent to Custodian in connection with the issuance of securities which represent interests in pools of mortgage loans (“Securities”) and which are guaranteed by the Government National Mortgage Association (“GNMA”). We have mutually agreed that this Letter Agreement (this “Letter Agreement”) serves our collective best interest in the following manner:

                    A.     Crescent shall receive a warehousing line of credit under the Loan Agreement;

                    B.     Colonial by virtue of this Letter Agreement will be provided with certain assurances with respect to the Collateral; and

Mortgage Warehouse Lending Division
An Affiliate of Colonial BancGroup, Inc.
201 East Pine Street, Ste. 730, Orlando, Florida 32801
Telephone 407/481-2959 / Fax 407/245-7974
www.colonialbank.com
AN EQUAL OPPORTUNITY EMPLOYER

December 20, 1999

                    C.      Custodian does not undertake any responsibilities which are in conflict with its obligations under that certain GNMA Master Custodial Agreement (“HUD 11715”) dated January 6, 1998, executed by and between Crescent Mortgage Services, Inc., and Federal Home Loan Bank of Atlanta (the “GNMA Custodial Agreement”).

                    Premised upon these considerations, the parties, by signing this Letter Agreement, agree as follows:

                    1.     Subject to the terms and conditions of the Loan Agreement, from time to time Colonial has agreed to loan to Crescent amounts up to the aggregate principal amount at any one time outstanding of $35,000,000 (such maximum amount being subject to change without the consent of or any notice to Custodian).  The Loan Agreement specifies that such loans shall be secured by Collateral consisting of (among other things) promissory notes payable to Crescent and real estate mortgages, which shall be pooled for the issuance of GNMA Securities.

                    2.     Crescent shall from time to time forward to Custodian the packaged notes, endorsed in blank, and assignments of mortgages for the formation of GNMA mortgage pools, together with a Release of Security Interest (“HUD 11711A”) executed by Colonial for each such pool.   No such release shall become effective until the delivery of the GNMA Securities by GNMA or its agent.   Upon receipt of the packaged notes and assignments of mortgages and release, Custodian shall verify the notes and assignments of mortgages which form the GNMA mortgage pool and shall execute and deliver to Colonial as promptly as possible a Schedule of Pooled Mortgages (“HUD 11706”) (hereinafter referred to as a “Schedule of Pooled Mortgages”), along with a trust receipt in a form attached hereto (or such other form as shall be mutually satisfactory to Colonial and Custodian), which shall indicate that the notes and assignments of mortgages that have been delivered to Custodian by Crescent shall be held by Custodian pursuant to the requirements of GNMA and this Letter Agreement. Such trust receipts shall describe such notes and mortgages by reference to an attached copy of the appropriate form of Schedule of Pooled Mortgages.   Custodian understands that Colonial will rely on the trust receipt and the Schedule of Pooled Mortgages to advance to Crescent funds based upon the notes and mortgages described in the trust receipt and the Schedule of Pooled Mortgages.

                    3.     The parties hereto recognize that, to the extent required in the GNMA Custodial Agreement, Custodian must have direct control and possession of the subject notes, endorsed in blank, and assignments of mortgages. Further, Custodian has certain other custodial responsibilities as defined in the GNMA Custodial Agreement.    Therefore, in carrying out Custodian’s responsibilities pursuant to this Letter Agreement, no such responsibilities shall be deemed to be in conflict with the custodial responsibilities as defined in GNMA Custodial

December 20, 1999

Agreement. Subject, however, to the terms and conditions of the GNMA Custodial Agreement, Custodian agrees to hold the packaged notes and assignments of mortgages, and any other documents related to the mortgage loans included therein (collectively, the “Mortgage Documents”), as the agent bailee of Colonial and for its benefit for the purpose of protecting and preserving Colonial’s security interest therein until the issuance of the GNMA Securities backed by the Mortgage Documents.

                    4.     The parties acknowledge that Colonial has financed such mortgage loans evidenced by the Mortgage Documents under Crescent’s warehousing line of credit from Colonial.   As such, Colonial’s security interest in such mortgage loans shall be effective until Colonial receives payment in full for each specific loan advance or until the GNMA Securities are delivered to Colonial.

                    5.     Custodian shall process each GNMA mortgage pool as required by the GNMA Custodial Agreement with the ultimate aim being the issuance of GNMA Securities backed by the GNMA mortgage pool.   At the time and date of the delivery of the GNMA Securities, the Colonial release under HUD 11711A shall become effective and the GNMA mortgage pool Mortgage Documents will no longer be held by Custodian for the account of Colonial, but shall thereafter be held as collateral for the GNMA Securities.

                    6.     In the case of GNMA Securities, the HUD form 11705 (Schedule of Subscribers) shall name Colonial as the only subscriber and as the only person to which the GNMA Securities shall be delivered or, if a designee of Colonial is to act as clearing agent with respect to the GNMA Securities, the HUD form 11705 shall show such designee as the only person to who such GNMA Securities shall be delivered.

                    7.     In the event, that the GNMA Securities based on Mortgage Documents are not issued, Colonial may request in writing that Custodian deliver all Mortgage Documents forming the GNMA mortgage pool as certified on the Schedule of Pooled Mortgages to Colonial; and upon any necessary consents or permissions from GNMA. Custodian shall cause the Mortgage Documents to be delivered to Colonial within three days from the date of any necessary or required GNMA consents are received by Custodian.   Thereupon, Colonial shall return to Custodian the original trust receipt with a notation thereon acknowledging receipt of the Mortgage Documents.   Custodian acknowledges that in the event of the non-issuance of the GNMA Securities, it is essential that Colonial receive all the original Mortgage Documents held by Custodian and the same not be tendered or released to Crescent.

December 20, 1999

                    8.     The Custodian shall be indemnified and held harmless by each of Crescent and Colonial from and against any and all claims, demands, liabilities, costs, damages and causes of action, including without limitation reasonable attorneys’ fees and expenses related thereto, arising out of the Custodian’s duties hereunder; provided that the Custodian is not entitled to indemnification where the claim, demand, liability, cost, damage or cause of action is the result of the sole negligence, fraud, willful misconduct or breach of fiduciary duty of the Custodian or any of its officers, managers, directors, employees, agents or affiliates.

                    9.     The total liability of the Custodian hereunder for any and all claims, demands, liabilities, costs, damages or losses sustained by Colonial, Crescent or any of their respective officers, managers, directors, employees, agents or affiliates, in connection with the performance by Custodian of its duties under this letter agreement shall be limited in amount to the total amount of fees or other compensation received by Custodian in connection with the performance of its duties hereunder.

                    10.   Each party hereto shall have the right to terminate this Agreement upon thirty (30) days prior to written notice to each of the other parties hereto.

                    11.   Any notices required to be given hereunder shall be effective when hand delivered or three days after mailed if sent by certified mail, return receipt requested with postage prepaid, to the addresses of the parties set forth herein or to such other address as such party may have furnished to the other parties.

                    12.   This Letter Agreement shall be governed and construed in accordance with the internal laws of the State of Georgia.

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December 20, 1999

                    The  undersigned  parties  acknowledge  and  accept  their  responsibilities  as outlined herein and agree to be bound by the terms and provisions of this Letter Agreement.

Very truly yours,
COLONIAL BANK

	By:	/s/ AMY J. NUNNELEY

	Its:	Senior Vice President

ACCEPTED AND AGREED TO:		CRESCENT MORTGAGE SERVICES, INC.

	By:	/s/ ROBERT C. KENKNIGHT

	Its:	President

FEDERAL HOME LOAN BANK OF ATLANTA

	By:	/s/

	Its:	[ILLEGIBLE] Vice President

	By:	/s/

	Its:	Vice President

INTERCREDITOR AGREEMENT

                    THIS INTERCREDITOR AGREEMENT (this “Agreement”) effective as of the 20th day of December, 1999, by and between Colonial Bank (“Bank”) and Home Federal Savings Bank (“Creditor”).

R E C I T A L S:

                    WHEREAS, Crescent Mortgage Services, Inc., a Georgia corporation (“Borrower”), has heretofore executed in favor of Creditor a revolving line of credit note, a mortgage warehousing loan agreement, pledge and security agreement and related documents (as the same may be amended, the “Creditor Documents”) securing a mortgage warehousing line of credit in the amount of $5,000,000.00 to Borrower. Contemporaneously herewith, Borrower will execute in favor of Bank a revolving line of credit note, a mortgage warehouse loan and security agreement and related documents (as the same may be amended, the “Bank Documents”), securing a mortgage warehousing, line of credit in the initial amount of $35,000,000.00 to Borrower.

                    WHEREAS, Creditor has filed UCC financing statements against Borrower. Bank will file UCC financing statements in various jurisdictions immediately following the closing of its line of credit to Borrower.

                    NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises herein contained, the parties hereto agree as follows:

                    1.     Bank and Creditor each recognize and acknowledge that Borrower has entered into separate security agreements securing mortgage warehousing lines of credit with Bank and Creditor, respectively. Creditor does hereby affirm that the entering into and borrowing under the Bank Documents with Bank does not constitute an event of default under the Creditor Documents, and does not conflict therewith. Bank does hereby affirm that the entering into and borrowing under the Creditor Documents with Creditor does not constitute and event of default under the Bank Documents, and does not conflict therewith. This does not constitute a waiver of any other events of default which currently exist or occur in the future under the Creditor Documents or the Bank Documents.

                    2.     Creditor claims a first priority security interest in the promissory notes, real estate mortgages, permanent commitments and related mortgage loan documentation which are funded with advances made under the Creditor Documents and assigned to Creditor (other than such mortgage loan documents which have been released from Creditor’s security interest in consideration of funds paid to Creditor on Borrower’s behalf by Bank) and which may be assigned by Borrower to Creditor in the future as set forth in the Creditor Documents. Bank claims a first priority security interest in the promissory notes, real estate mortgages, permanent commitments and related mortgage loan documentation which are funded with advances made under the Bank Documents and assigned to Bank or which may be assigned by Borrower to Bank in the future as set forth in the Bank Documents. It is not the intent of Creditor to claim a security interest in the promissory notes, real estate mortgages, commitments and related mortgage loan documentation, which are not now or hereafter specifically assigned to Creditor by Borrower as aforesaid and against which Creditor has not advanced funds, but which are specifically assigned to Bank and against which Bank has heretofore advanced or hereafter advances funds. It is not the intent of Bank to claim a security interest in the promissory notes, real estate mortgages, permanent commitments, and related mortgage loan documentation which are not now or hereafter specifically assigned to Bank by Borrower as aforesaid and against which Bank has not heretofore or hereafter advanced funds, but which are now or hereafter specifically assigned to Creditor by Borrower and against which Creditor has heretofore advanced or hereafter advances funds (other than such mortgage loan documents which have been released from Creditor’s security interest in consideration of funds paid to Creditor on Borrower’s behalf by Bank).

                    3.     Creditor hereby recognizes and acknowledges Bank’s first priority security interest in the promissory notes, real estate mortgages, permanent commitments, and related mortgage loan documentation, securing advances made to Borrower under its line of credit from Bank to fund such mortgage loans, including such mortgage loans which have been released from Creditor’s security interest in consideration of funds paid to Creditor on Borrower’s behalf by Bank, and Bank hereby recognizes and acknowledges Creditor’s first priority security interest in the promissory notes, real estate mortgages, permanent commitments, and related mortgage loan documentation securing advances made to Borrower under its line of credit from Creditor to fund such mortgage loans (other than such mortgage loans which have been released from Creditor’s security interest in consideration of funds paid to Creditor on Borrower’s behalf by Bank).

                    4.     Bank and Creditor will give written notice to the other of an occurrence of any event of default under their respective lines of credit which is not cured within the applicable grace period. For the purposes of this provision, all notices shall be directed to such party at the address set forth below:

If to Bank:

Colonial Bank
703 East Pine Street, Suite 703
Orlando, FL 32801
Attn: Mortgage Warehouse Lending Division

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If to Creditor:

Home Federal Savings Bank
101 North Broadway
Spring Valley, Minnesota 55975
Attn: James Gardner

                    5.     This Agreement is for the sole benefit of Bank and Creditor and shall be binding on and inure to benefit of such parties and their respective successors and assigns. Neither Borrower nor any other person or entity not a party to this Agreement may rely upon it.

                    6.     This Agreement shall be governed by the laws of the State of Florida, without regard to its principles governing conflicts of law.

                    7.     This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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          IN WITNESS WHEREOF, the undersigned have set their hands and seals on the dates set forth below, but effective as of the day and year hereinabove first written.

BANK:
COLONIAL BANK

By:	/s/ AMY J. NUNNELEY

Its:	Senior Vice President

Date:	December 10, 1999

CREDITOR:
HOME FEDERAL SAVINGS BANK

By:	/s/

Its:

Date:	12/21/99

                    The undersigned acknowledges that it is, or will become, indebted to Colonial Bank (“Bank”) and Home Federal Savings Bank (“Creditor”) under separate lines of credit. The undersigned consents to Bank and Creditor (a) notifying one another should the line of credit of the undersigned with either of them be in default or expire and not be renewed, (b) providing to each other collateral reports and other information related to the undersigned on a regular basis as requested by Bank or Creditor and (c) comparing such collateral reports on an “as needed” basis. The undersigned further agrees that such notification and sharing of information, although it may have adverse consequences to the undersigned, will not be a basis for a claim by the undersigned against either of Bank or Creditor, and the undersigned waives any claim in the future that it may have against either of them based upon such notification or sharing of information. The undersigned further consents and agrees to all of the terms and the foregoing Intercreditor Agreement and agrees not to (a) obtain any advance against a mortgage loan from more than one lender at any one time or (b) assign any promissory note, real estate mortgage, permanent commitment or other document relating to a mortgage loan to more than one lender at any one time.

BORROWER:

CRESCENT MORTGAGE SERVICES, INC.

By:	/s/ ROBERT C. KENKNIGHT

Its:	President

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